Annual Meeting of Stockholders DECEMBER 12, 2022 (PST) / DECEMBER 13, 2022 (AEDT) Exhibit 99.1

Mr. Lou Panaccio, Chairman of the Board of AVITA Medical, Inc. Call To Order

Brief Company Overview Welcome

Outside the U.S. please call: +1 (781) 575-2748 In the U.S. please call toll free: +1 (888) 724-2416 Experiencing Technical Difficulties?

Procedural Matters Following Introduction of Directors, Officers, and Advisers

Board of Directors Officers Advisers Louis (Lou) Panaccio Chair of the Board of Directors Chair of Today’s Meeting James (Jim) Corbett Chief Executive Officer and Executive Director Jeremy Curnock-Cook Non-executive Director Professor Suzanne Crowe Non-executive Director Jan Stern Reed Non-executive Director Michael Holder Chief Financial Officer Donna Shiroma General Counsel Chris Cunningham U.S. Legal Adviser – Partner, K&L Gates LLP David Morris Australian Legal Adviser – Lander & Rogers Breanna Taylor Australian Legal Adviser – Lander & Rogers Rod Somes Australian Share Registry – Computershare Mark Licciardo Australian local agent– Acclime Australia (Formerly Mertons Corporate Services Pty Ltd.) Representatives Present Today

Grant Thornton, LLP Represented by Mark Bottom Introduction of Independent Registered Public Accounting Firm

Appointment of Inspector of Election Chairman to appoint Ashleigh Schultz, Computershare US

Notice of Meeting Report By Secretary Of Mailing

Available upon request Presentation Of List Of Stockholders As Of Record Date

Attendance at this meeting for a quorum Report Of Quorum

Polls for voting on all matters are open Proposals – The Board of Directors recommend a vote FOR all of the nominees listed in Proposal 1, and a vote FOR Proposals 2-9 Opening of the Polls and Overview of Voting Proposals

Election of Directors and Approval of Additional Matters

To elect five directors to serve a one-year term or until their respective successors have been duly elected and qualified. Louis Panaccio, Chairman of the Board of Directors James Corbett, Executive Director and Chief Executive Officer Jeremy Curnock Cook, Non-Executive Director Professor Suzanne Crowe, Non-Executive Director Jan Stern Reed, Non-Executive Director Proposal 1: Election of Directors

To ratify the appointment of Grant Thornton, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022. Proposal 2:

To amend the Company’s Certificate of Incorporation and Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings. Proposal 3:

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. Proposal 4:

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. Proposal 5:

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. Proposal 6:

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. Proposal 7:

To approve the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. Proposal 8:

Advisory vote to approve the compensation of the Company’s named executive officers. Proposal 9:

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. No other business has come before the meeting to be considered at this time. Proposal 10:

The polls are about to close so if you have not yet voted, please do so. We will announce the results of the voting as soon as possible following the close of this meeting via announcements to be filed with the U.S. Securities and Exchange Commission and the Australian Securities Exchange. Closing of Polls

The formal business of the meeting is now closed. We invite you to now ask any questions you may have as it relates to the content of today’s meeting. Please follow the instructions provided on the Virtual Meeting Screen. Adjournment of Meeting and General Question and Answer Period

Conclusion of Annual Meeting of Stockholders

Thank you!

Company Update

Certain statements in this presentation and the accompanying oral commentary are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; the uncertainties associated with the COVID-19 pandemic; the unpredictability of the timing and results of regulatory submissions and reviews; market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. More information concerning AVITA Medical as well as the aforementioned risks and uncertainties is available in our public filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and our most recent Transition Report on Form 10-KT period from July 1, 2021 to December 31, 2021. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise, except as required by law. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation. AVITA Medical’s products are Rx only. Please reference the Instructions for Use for more information on indications, contraindications, warnings, precautions and adverse events.  In the United States, RECELL® is approved for use in patients suffering acute thermal burns. Use of RECELL in other patient populations is either prohibited by United States law or may be made available pursuant to a relevant investigational device exemption granted by the FDA (and likewise limited by United States law to investigational use only). Legal Disclaimers

Who is AVITA Medical? Regenerative medicine company transforming the standard of care for skin restoration with its innovative cellular technology platform, the RECELL® System RECELL System includes autologous cell harvesting device that prepares, produces, and delivers regenerative cellular suspension, Spray-On Skin™ Cells, within 30 minutes at the point of care. Core advantages: Utilizes small skin sample from patient; significantly less skin relative to conventional skin graft treatment Suspension created at patient’s beside within 30 minutes, further supports healing at the cellular level Multi-cell regenerative therapy in single point-of-care procedure, reducing hospital length of stay In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. Current U.S. indication: acute thermal burns Pending U.S. indications: soft tissue repair, vitiligo Spray-On Skin Cells contain cells necessary to regenerate patient’s outer layer of natural, healthy skin as well as cells that modulate and catalyze healing process

One Platform. Multiple Indications. Outpatient Code FDA Submission: December FDA Submission: December Ease of Use Device Launch: July 1 FDA Approval: June In-Office Reimbursement Code: January Launch: January FDA Approval: June Japan: Approval, Reimbursement, Launch BURNS (Approved) SOFT TISSUE (Expected July 2023) VITILIGO (Expected July 2023) Automated Device Submission: Q3 Pilot Launch: July 1 Automated Device Approval: Q1 U.S. INDICATION 2022 2023 2024 2025

Thermal Burns: U.S. Market Expanded to Include Small Burns and Outpatient Outpatient Pass Through Code Opens Doors to Small Burns and Expands Market Opportunity Total Annual Burns in the U.S. Severe Burns (as defined as burns > 5% Body Surface Area that may require grafting) Target: Severe Burns Treated at Burn Centers (Both In and Outpatient) >$600 Million TAM Patient Funnel and Addressable Market ~25K ~80K ~486K PATIENTS PATIENTS PATIENTS

Commercial Revenue Growth: Third quarter 2022: +30% same quarter prior year Guiding revenue to $33-34 million New RECELL Device: FDA approval and launch of new “Ease of Use” device Japan:  PMDA approval of Burns; favorable reimbursement; initial stocking order in Q3 Soft Tissue Repair: Topline results from pivotal trial: met both co-primary endpoints of statistically superior donor skin sparing and statistically non-inferior healing rates Received FDA Breakthrough Device Designation Vitiligo: Topline results from pivotal trial: achieved primary effectiveness endpoint of super-superior response rate Received FDA Breakthrough Device Designation Year in Review: Continued Growth and Expansion Quarters referenced in calendar year. As of January 1, 2022, AVITA Medical is reporting on a calendar year basis. 2022 Recent Accomplishments ($ 000s) Quarter Ended Strong U.S. RECELL Commercial Growth

2023: A Year of Inflection Burns Soft Tissue Repair Vitiligo $ $ $ Expecting FDA approvals for two indications: Soft Tissue Repair and Vitiligo Soft Tissue Repair: launching in July 2023; 3x market expansion will fuel revenue growth Vitiligo: building case for in-office reimbursement, focused on MD payment; 3-5x patient population of Burns and Soft Tissue Repair, combined International expansion strategy by end-of-year 2023 Total Addressable Market Soft Tissue Repair and Vitiligo greatly expand U.S. market opportunity

RECELL’s Perceived Advantages Vary Depending on Wound Type Extremely Likely Not At All Likely Neutral Fasciotomy & Degloving Necrotizing Skin Infection Flap Donor Site / Abrasion Crush Amputation Traumatic hematoma Laceration Intent to Use Unlike with Burns, most surgeons would consider RECELL for small wounds

Soft Tissue Repair Opportunity

avita medical

OPPORTUNITY ESTIMATION

>4.5M — **Total Open Wound ER Visits in the U.S.[1]**

>110K — **RECELL Eligible Soft Tissue Wounds[2]**

>95K — **Wounds With a High Perceived RECELL Benefit[2]**

Soft Tissue Repair expands Burns business to encompass all acute wounds

Female, pregnant 28-year-old who suffered from a de-gloving injury



POST DEBRIDEMENT OF INJURY



6 MONTH POST-RECELL TREATMENT

Poster: Use of regenerative suspension in the treatment of a complex de-gloving injury. Ian M Smith.

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. In the United States, RECELL is not approved for use in pediatrics. Use of RECELL in this case was performed internationally where the indication is approved.

1. 2017 centers for disease control. Open wounds category summary. https://www.cdc.gov/nchs/data/nhamcs/web_tables/2017_ed_web_tables-508.pdf
2. RECELL eligible calculated using annual unique skin graft patients for trauma wounds per Definitive Healthcare/ .33 (% of time skin grafts used per market research. Includes most ideal wounds (degloving, fasciotomy, skin infection, abrasion, crush) plus lacerations and amputations)

36

Overlap of Burns and Soft Tissue Repair RECELL eligible whenever a skin graft may be required Sales Team Will Target a Total of >1,000 Centers BURNS MARKET ~150 Burn Centers SOFT TISSUE MARKET Level 1 & 2 Trauma Centers 75% of Targeted Procedures >300 Surgeons 78% of Targeted Procedures >1,000 Surgeons Interest in Use: FT or DPT Burns >5% TBSA Interest in Use: Degloving, Abrasion, Fasciotomy & Necrotizing Fasciitis Existing Burns Market Broadened by Soft Tissue Repair

Synergies of Burns and Soft Tissue Repair Synergies enhance commercial launch of Soft Tissue Repair in July 2023 50% of Burns centers co-located with level 1 and level 2 trauma centers 25% of Burns are treated in level 1 and level 2 trauma centers, which are not co-located with burn centers; thus not covered by current sales team Soft Tissue Repair in-patient reimbursement: same code as Burns; effective immediately upon FDA approval Soft Tissue Repair out-patient transitional pass-through code (TPTC): same code as Burns; effective immediately upon FDA approval In April 2023, existing sales force to start Value Analysis Committee discussions in level 1 and level 2 trauma centers Sales force expansion will occur during Q2 2023 in anticipation of July 1 launch AVITA Medical growth over the next three to five years fueled by Soft Tissue Repair and Burns

Vitiligo Indication on Track for FDA Submission



A
B

Within-subject comparison

Effectiveness Data

Study achieved its primary effectiveness endpoint of super-superiority

- Super-superiority was established for the primary endpoint ($p<0.025$)

Safety Data

Preliminary review of adverse events shows consistency with prior RECELL experience

Primary Endpoint

Proportion of study sites achieving ≥80% re-pigmentation for RECELL-treated sites vs Control at Week 24

Treatment

Laser ablation
+ RECELL® (1:20)
+ NB-UVB

Control

NB-UVB alone

FDA submission in December 2022 with expected approval in June 2023

In the United States, RECELL is not approved for treatment of vitiligo.

39

Vitiligo Opportunity

avita medical

OPPORTUNITY ESTIMATION

- **Prevalence of Adult Vitiligo in the U.S.** ~2.2M
- **Stable Vitiligo Patients** ~1.3M
- **Surgically Eligible** ~925k
  - **Undiagnosed Patients** 370k
  - **Diagnosed Patients** 555k
    - **Seeking Treatment** 438k

Targeting <1,000 procedural dermatologists and plastic surgeons who, along with patients, have extremely low satisfaction with existing products

First-in-class re-pigmentation transplantation of melanocytes

Patient from a prior study at six-months RECELL-treated area was 100% re-pigmented


RECELL treated
Negative Control

Komen L, Vrijman C, Tjin EP, Krebbers G, de Rie MA, Luiten RM, van der Veen JW, Wolkerstorfer A. Autologous cell suspension transplantation using a cell extraction device in segmental vitiligo and piebaldism patients: a randomized controlled pilot study. Journal of the American Academy of Dermatology. 2015 Jul;73(1):170-2.

RECELL treatment against "control" unmatched at six months

*NB-UVB protocol per Vitiligo Working Group recommendations JAAD 2017.
In the United States, RECELL is not approved for treatment of vitiligo.

Advances in Vitiligo: An Update on Medical and Surgical Treatments. A. Dillon, et al. J Clin Aesth Derm. 2017. Willingness-to-Pay and Quality of Life in Patients with Vitiligo. Radtke, et al. BJD. 2009.
In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

40

Vitiligo Strategy Expect FDA approval in July 2023 Proposed RECELL indication represents first-in-class re-pigmentation transplantation of melanocytes Plans for 2023 – 2024: Build podium presence MD initiated research to refine patient selection Focus on in-office reimbursement Vitiligo opens significant market application of RECELL Vitiligo Market Five Times the Size of Combined Burns and Soft Tissue Repair

Growth Enabler: Automated Device for All Indications New RECELL Automated Device in development for Soft Tissue Repair / Burns (automated device for Vitiligo to follow): FDA Submission expected in Q3 2023 FDA Approval expected in Q1 2024 Protected by issued patents in the U.S. and certain other countries for automated device, which provides a further barrier to entry for potential competitors  KEY UPDATES

Summary Burns Core Burn centers will continue to penetrate, adopt and grow Burns utilization will expand, accessing 25% of market not currently called on by AVITA Medical Burns sales team Strong healthcare economics drive in-patient adoption; TPTC broadens coverage Soft Tissue Repair Represents 3x expansion of market opportunity in level 1 and level 2 trauma centers Reimbursement starts DAY 1 using same codes and reimbursement as Burns Vitiligo Reimbursement expected January 2025 Represents 5x patient population of Burns and Soft Tissue Repair, combined Opens significant market application of RECELL Outlook over next 3 to 5 years in U.S. AVITA Medical growth driven by Burns and Soft Tissue Repair Vitiligo comes to market adoption with in-office reimbursement in 2025 International expansion plans by end-of-year 2023 Near-term growth driven by Burns and Soft Tissue Repair market expansion

Contact Information Please contact investor@avitamedical.com for all questions or concerns.

Revolutionary treatment using a patient’s own skin for life-changing outcomes In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

There are numerous risk factors involved with the Company’s business. Some of these risks can be mitigated by the use of safeguards and appropriate systems and controls, but some are outside the control of the Company and cannot be mitigated. Accordingly, an investment in the Company carries no guarantee with respect to the payment of dividends, return of capital or price at which securities will trade. The following is a summary of the more material matters to be considered. However, this summary is not exhaustive. Potential investor should consult their professional advisors before deciding whether to invest. Technological Change: Technological change presents the Company with significant opportunities for growth. However, the risk remains that any competitor may introduce new technology enabling it to gain a significant competitive advantage over the Company. Reliance on key personnel: The Company's success depends to a significant extent upon its key management personnel, as well as other management and technical personnel including sub-contractors. The loss of the services of any such personnel could have an adverse effect on the Company. Competition: The Company competes with other companies in the United States as well as in Australia and internationally. Some of these companies have greater financial and other resources than the Company and, as a result, may be in a better position to compete for future business opportunities. There can be no assurance that the Company can compete effectively with these companies. Patent Protection: The patent protection that the Company may obtain varies from product to product and country to country and may not be sufficient, including to maintain product exclusivity. Patent rights are also limited in time and do not always provide effective protection for products and services: competitors may successfully avoid patents through design innovation, the Company may not hold sufficient evidence of infringement to bring suit, or the infringement claim may not result in a decision that the rights are valid, enforceable or infringed. Legislation or regulatory actions subsequent to the filing date of a patent application may affect what an applicant is entitled to claim in a pending application and may also affect whether a granted patent can be enforced in certain circumstances. Laws relating to biotechnology remain the subject of ongoing political controversy in some countries. The risk of changed laws affecting patent rights is generally considered greater for the biotechnology field than in other longer established fields. Change in government policy and legislation: Any material adverse changes in relevant government policies or legislation of Australia / United States may affect the viability and profitability of the Company, and consequent returns to investors. The activities of the Company are subject to various federal, state and local laws governing prospecting, development, production, taxes, labor standards and occupational health and safety, and other matters. Clinical Studies to Support Any Regulatory Applications for Additional Commercial Applications:  The Company cannot guarantee that any clinical trials will be conducted as planned or completed on schedule, if at all.  As a result, we may not achieve the expected clinical milestones necessary for approval by the FDA, or other regulators, for the use of RECELL®  System for additional applications in the United States or other countries. A failure or delay in a clinical study or regulatory application can occur at any stage.  Delays can be costly and could negatively affect our ability to complete clinical trials for our product candidates.  If we are not able to successfully complete clinical trials, we will not be able to obtain regulatory approval for the use of our product for additional applications, all of which could have a material adverse effect on our business, financial condition and results of operations. Risk Factors and Disclosures

INDICATIONS FOR USE: The RECELL® Autologous Cell Harvesting Device is indicated for the treatment of acute thermal burn wounds. The RECELL device is used by an appropriately-licensed healthcare professional at the patient’s point of care to prepare autologous RES® Regenerative Epidermal Suspension for direct application to acute partial-thickness thermal burn wounds in patients 18 years of age and older or application in combination with meshed autografting for acute full-thickness thermal burn wounds in pediatric and adult patients.  CONTRAINDICATIONS: RECELL is contraindicated for: the treatment of wounds clinically diagnosed as infected or with necrotic tissue, the treatment of patients with a known hypersensitivity to trypsin or compound sodium lactate (Hartmann’s) solution, patients having a known hypersensitivity to anesthetics, adrenaline/epinephrine, povidone-iodine, or chlorhexidine solutions.  WARNINGS: Autologous use only. Wound beds treated with a cytotoxic agent (e.g., silver sulfadiazine) should be rinsed prior to application of the cell suspension. RECELL is provided sterile and is intended for single-use. Do not use if packaging is damaged or expired. Choose a donor site with no evidence of cellulitis or infection and process skin immediately. A skin sample should require between 15 and 30 minutes contact with Enzyme. Contact in excess of 60 minutes is not recommended. RECELL Enzyme is animal derived and freedom from infectious agents cannot be guaranteed.  PRECAUTIONS: RECELL is not intended for use without meshed autograft for treatment of full-thickness burn wounds. The safety and effectiveness of RECELL without meshed autograft have not been established for treatment of partial-thickness burn wounds: on the hands and articulating joints, >320 cm2, in patients with wounds totaling >20% total body surface area (TBSA). The safety and effectiveness of RECELL with autografting have not been established for treatment of full-thickness burn wounds: on the hands and articulated joints, and in patients younger than 28 days of age (neonates).  SPECIAL PATIENT POPULATIONS:  The safety and effectiveness of RECELL have not been established for treatment of acute thermal partial-thickness burn wounds in pediatric patients younger than 18 years of age. Important Safety Information

This concludes the Company Update. Thank you for your attendance.